STATEMENT OF ADDITIONAL INFORMATION

             INDIVIDUAL & GROUP VARIABLE DEFERRED ANNUITY CONTRACTS

                                    issued by

                       CONSECO VARIABLE INSURANCE COMPANY
               (formerly Great American Reserve Insurance Company)
                                       and
                       CONSECO VARIABLE ANNUITY ACCOUNT E
          (formerly Great American Reserve Variable Annuity Account E)

                   11815 N. PENNSYLVANIA ST., CARMEL, IN 46032
                                 (317) 817-3700

                                   MAY 1, 1999

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 1999 FOR CONSECO VARIABLE ANNUITY ACCOUNT E (FORMERLY, GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT E) -- INDIVIDUAL AND GROUP VARIABLE DEFERRED ANNUITY CONTRACTS. YOU CAN OBTAIN A COPY OF THE PROSPECTUS BY CONTACTING CONSECO VARIABLE INSURANCE COMPANY AT THE ADDRESS TELEPHONE NUMBER GIVEN ABOVE.



                             TABLE OF CONTENTS
                                                                       PAGE

GENERAL INFORMATION AND HISTORY......................................    3

INDEPENDENT ACCOUNTANTS..............................................    3

DISTRIBUTION..........................................................   3

VOTING RIGHTS........................................................    4

CALCULATION OF YIELD QUOTATIONS.......................................   4

CALCULATION OF TOTAL RETURN QUOTATIONS................................   6

OTHER PERFORMANCE DATA................................................   8

FEDERAL TAX STATUS ...................................................  10

ANNUITY PROVISIONS ...................................................  20

FINANCIAL STATEMENTS..................................................  22


GENERAL INFORMATION AND HISTORY

Conseco Variable Insurance Company (the "Company") is an indirect wholly owned subsidiary of Conseco, Inc. On or about October 7, 1998, the Company changed its name from Great American Reserve Insurance Company to its present name. In certain states, the Company may continue to use the name Great American Reserve Insurance Company until the name change is approved in that state. Conseco, Inc. is a publicly owned financial services holding company, the principal operations of which are in the development, marketing and administration of specialized annuity and life insurance products. The Company has its principal offices at 11815 N. Pennsylvania Street, Carmel, Indiana 46032. The Variable Account was established by the Company.

INDEPENDENT ACCOUNTANTS

The financial statements of Conseco Variable Annuity Account E and Conseco Variable Insurance Company included in the Prospectus and the Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, independent accountants, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

DISTRIBUTION

The Company continuously offers the Contracts through associated persons of the principal underwriter for the Variable Account, Conseco Equity Sales, Inc. ("CES"). CES is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. CES is located at 11815 N. Pennsylvania Street, Carmel, Indiana 46032, and is an affiliate of the Company. For the years ended December 31, 1998, 1997 and 1996, the Company paid CES total underwriting commissions of $7,577,873, $449,417 and $2,195,600. In addition, certain Contracts may be sold by life insurance/registered representatives of other registered broker-dealers.

CES performs the sales functions relating to the Contracts and the Company provides all administrative services. To cover the sales expenses and administrative expenses (including such items as salaries, rent, postage, telephone, travel, legal, actuarial, audit, office equipment and printing), the Company makes sales and administrative deductions, varying by type of Contract. See "Charges and Deductions" in the Prospectus.

VOTING RIGHTS

Contract Owners may instruct the Company as to the voting of Fund shares attributable to their respective interests under the Contracts at meetings of shareholders of the Funds. Contract Owners entitled to vote will receive proxy material and a form on which voting instructions may be given. The Company will vote the shares of each sub-account held by the Variable Account attributable to the Contracts in accordance with instructions received from Contract Owners. Shares held in each sub-account for which timely instructions have not been received from Contract Owners will be voted by the Company for or against any proposition or the Company will abstain, in the same proportion as shares in that sub-account for which instructions are received. The Company will vote, or abstain from voting, any shares that are not attributable to Contract Owners in the same proportion as all Contract Owners in the Variable Account vote or abstain. However, if the Company determines that it is permitted to vote such shares of the Funds in its own right, it may elect to do so, subject to the then-current interpretation of the 1940 Act and the rules thereunder.

Under certain Contracts, not including contracts issued in connection with governmental employers' deferred compensation plans described in the Prospectus, participants and annuitants have the right to instruct the Contract Owner with respect to the number of votes attributable to their Individual Accounts. Votes attributable to participants and annuitants who do not instruct the Contract Owner will be cast by the Contract Owner for or against each proposal to be voted upon, in the same proportion as votes for which instructions have been received. Participants and annuitants entitled to instruct the casting of votes will receive a notice of each meeting of Contract Owners, and proxy solicitation materials, and a statement of the number of votes attributable to their participation under the Contract.

The number of shares held in a sub-account deemed attributable to a Contract Owner's interest under a Contract will be determined on the basis of the value of the Accumulation Units credited to the Contract Owner's account as of the record date. On or after the Maturity Date, the number of attributable shares will be based on the amount of assets held to meet annuity obligations to the payee under the Contract as of the record date. On or after the Maturity Date, the number of votes attributable to a Contract will generally decrease since funds set aside for annuitants will decrease as payments are made.

CALCULATION OF YIELD QUOTATIONS

MONEY MARKET SUB-ACCOUNT

The Money Market Sub-account's standard yield quotations may appear in sales material and advertising as calculated by the standard method prescribed by rules of the Securities and Exchange Commission. Under this method, the yield quotation is based on a seven-day period and computed as follows: The Money Market Sub-account's daily net investment factor, minus one (1.00) is multiplied by 365 to produce an annualized yield. The annualized yield of the seven-day period are then averaged and carried to the nearest one-hundredth of one percent. This yield reflects investment results less deductions for investment advisory fees, mortality and expense risk fees and the administrative charge, but does not include a deduction of any applicable annual administrative fees. Because of these deductions, the yield for the Money Market Sub-account will be lower than the yield for the corresponding Fund of the Conseco Series Trust.

The Money Market Sub-account's effective yield may appear in sales material and advertising for the same seven-day period, determined on a compound basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

The yield on the Money Market Sub-account will generally fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield is affected by changes in interest rates on money market securities, average Sub-account maturity, the types and quality of Portfolio securities held by the corresponding Fund of the Conseco Series Trust and its operating expenses.

OTHER SUB-ACCOUNTS

The Portfolios of the eligible Funds may advertise investment performance figures, including yield. Each Sub-account's yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per accumulation unit on the last day of the period, according to the following formula:

                        YIELD = 2 ((A - B) + 1)6 - 1)
                                    -----
                                     CD


   Where:

     A = the net investment income earned during the period by the Portfolio.

     B = the expenses accrued for the period (net of reimbursements, if any).

     C = the average daily number of accumulation units outstanding during the period.

     D = the maximum offering price per accumulation unit on the last day of the period.

CALCULATION OF TOTAL RETURN QUOTATIONS

The Company may include certain total return quotations for one or more of the Portfolios of the eligible Funds in advertising, sales literature or reports to Contract Owners or prospective purchasers. Such total return quotations will be expressed as the average annual rate of total return over one-, five-and 10-year periods ended as of the end of the immediately preceding calendar quarter, and as the dollar amount of annual total return on a year-to-year, rolling 12-month basis ended as of the end of the immediately preceding calendar quarter.

Average annual total return quotations are computed according to the following formula:

                                         n
                                 P (1+T)   = ERV

   Where:

     P = beginning purchase payment of $1,000

     T = average annual total return

     n = number of years in period

     ERV = ending redeemable value of a hypothetical $1,000 purchase payment made at the beginning of the one-, five-or 10-year period at the end of the one-, five- or 10-year period (or fractional portion thereof).

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/98:

                                                        Since
Variable Account Sub-Accounts                1 Year    Inception
--------------------------------------       ------    ---------
CONSECO SERIES TRUST
Balanced Portfolio                            (.54)%     17.44%(2)
Equity Portfolio                               4.20%     24.33%(2)
Fixed Income Portfolio                       (4.32)%      6.07%(2)
Government Securities Portfolio              (3.50)%      5.16%(2)



THE ALGER AMERICAN FUND
Alger American Growth Portfolio ......       33.55%      23.20%(4)
Alger American Leveraged
   AllCap Portfolio ..................       42.32%      31.42%(3)
Alger American MidCap Growth Portfolio       17.49%      11.21%(4)
Alger American Small Capitalization
   Portfolio .........................        4.14%      11.11%(3)
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP International .....................        7.08%       9.90%(5)
VP Value .............................       (5.56)%      9.24%(5)
VP Income and Growth .................         N/A       (1.25)%(1)
BERGER INSTITUTIONAL PRODUCTS TRUST

Berger IPT - 100 Fund ................        4.83%       7.82%(4)
Berger IPT - Growth and Income Fund ..       12.71%      17.82%(4)
Berger IPT - Small Company Growth Fund       (8.24)%      3.38%(4)
Berger/BIAM IPT - International Fund .        4.71%       1.08%(5)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Limited Maturity Bond Portfolio ......       (5.66)%      (.95)%(5)
Partners Portfolio ...................       (5.83)%      9.75%(5)
STRONG OPPORTUNITY FUND II, INC.
Opportunity Fund II ..................        2.63%      14.99%(5)
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II ........       16.34%      26.36%(5)
THE DREYFUS SOCIALLY RESPONSIBLE
   GROWTH FUND, INC ..................       16.65%      23.20%(3)
DREYFUS STOCK INDEX FUND .............       15.59%      23.95%(3)
FEDERATED INSURANCE SERIES
Federated High Income Bond Fund II ...       (7.46)%      6.92%(3)
Federated International Equity Fund II       13.24%       9.16%(3)
Federated Utility Fund II ............        2.68%      10.58%(3)
JANUS ASPEN SERIES
Aggressive Growth Portfolio ..........       21.06%      18.66%(3)
Growth Portfolio .....................       22.33%      22.28%(3)
Worldwide Growth Portfolio ...........       16.25%      24.57%(3)
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund ..................        1.48%       1.95%(3)
Worldwide Emerging Markets Fund ......      (40.81)%    (17.76)%(4)
Worldwide Hard Assets Fund ...........      (37.96)%     (7.11)%(3)
Worldwide Real Estate Fund ...........        N/A       (31.07)%(1)
DREYFUS VARIABLE INVESTMENT FUND
   Disciplined Stock Portfolio .......        N/A        (2.61)%(1)
   International Value Portfolio .....        N/A       (19.75)%(1)
INVESCO VARIABLE INVESTMENT FUNDS, INC.
   INVESCO VIF - High Yield Fund......        N/A       (18.61)%(1)
   INVESCO VIF - Equity Income Fund...        N/A        (8.34)%(1)
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Equity Portfolio..       N/A        (4.86)%(1)
   Lazard Retirement Small Cap Portfolio..    N/A       (30.49)%(1)
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio ......         N/A       (11.61)%(1)
MITCHELL HUTCHINS SERIES TRUST
   Growth & Income Portfolio .......          N/A       (13.54)%(1)
------------------------------------
(1) Since inception (May 1, 1998).
(2) Since inception (July 25, 1994).
(3) Since inception (June 1, 1995).
(4) Since inception (May 1, 1996).
(5) Since inception (May 1, 1997).


OTHER PERFORMANCE DATA

The Company may from time to time also illustrate average annual total returns in a non-standard format, as appears in the following "Gross Average Annual Total Returns" table, in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the withdrawal charge percentage will be assumed to be zero.

All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required periods, is also illustrated.

Performance data for the Variable Account investment options may be compared in advertisements, sales literature and reports to contract owners, with the investment returns on various mutual funds, stocks, bonds, certificates of deposit, tax free bonds, or common stock and bond indices, and other groups of variable annuity separate accounts or other investment products tracked by Morningstar, Inc., a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria.

Reports and promotional literature may also contain other information, including the effect of tax-deferred compounding on an investment option's performance returns, or returns in general, which may be illustrated by graphs, charts or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Reports and promotional literature may also contain the ratings the Company has received from independent rating agencies. However, the Company does not guarantee the investment performance of the Variable Account investment options.

GROSS AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/98:

                                                                Since
Variable Account Sub-Accounts                     1 Year      Inception
--------------------------------------            ------      ----------
CONSECO SERIES TRUST
Balanced Portfolio............................     8.84%      18.81%(2)
Equity Portfolio..............................    14.01%      25.76%(2)
Fixed Income Portfolio........................     4.70%       7.34%(2)
Government Securities Portfolio ..............     5.59%       6.42%(2)
THE ALGER AMERICAN FUND
Alger American Growth Portfolio ..............    46.02%      26.90%(4)
Alger American Leveraged AllCap Portfolio ....    55.64%      34.01%(3)
Alger American MidCap Growth Portfolio .......    28.49%      14.56%(4)
Alger American Small Capitalization
   Portfolio .................................    13.92%      13.34%(3)
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
VP International .............................    17.11%      15.92%(5)
VP Value .....................................     3.36%      15.22%(5)
VP Income and Growth .........................     N/A        12.45%(1)
BERGER INSTITUTIONAL PRODUCTS TRUST
Berger IPT - 100 Fund ........................    14.68%      11.08%(4)
Berger IPT - Growth and Income Fund ..........    23.29%      21.36%(4)
Berger IPT - Small Company Growth Fund .......      .45%       6.51%(4)
Berger/BIAM IPT - International Fund .........    14.52%       6.48%(5)
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Limited Maturity Bond Portfolio ..............     2.94%       4.35%(5)
Partners Portfolio ...........................     2.76%      15.60%(5)
STRONG OPPORTUNITY FUND II, INC.
Opportunity Fund II ..........................    11.97%      21.10%(5)
STRONG VARIABLE INSURANCE FUNDS, INC.
Strong Mid Cap Growth Fund II.................    26.89%      33.06%(5)
THE DREYFUS SOCIALLY RESPONSIBLE
   GROWTH FUND, INC ..........................    27.58%      25.66%(3)
DREYFUS STOCK INDEX FUND .....................    26.43%      26.43%(3)
FEDERATED INSURANCE SERIES
Federated High Income Bond Fund II ...........     1.27%       9.10%(3)
Federated International Equity Fund II .......    23.83%      11.38%(3)
Federated Utility Fund II ....................    12.37%      12.82%(3)
JANUS ASPEN SERIES
Aggressive Growth Portfolio ..................    32.39%      21.03%(3)
Growth Portfolio .............................    33.77%      24.72%(3)
Worldwide Growth Portfolio ...................    27.13%      27.05%(3)
VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Bond Fund ..........................    11.19%       4.11%(3)
Worldwide Emerging Markets Fund ..............   (35.06)%    (15.24)%(4)
Worldwide Hard Assets Fund ...................   (31.89)%     (5.13)%(3)
Worldwide Real Estate Fund ...................     N/A       (21.31)%(1)
DREYFUS VARIABLE INVESTMENT FUND
   Disciplined Stock Portfolio ...............     N/A        10.91%(1)
   International Value Portfolio .............     N/A        (8.56)%(1)
INVESCO VARIABLE INVESTMENT FUNDS, INC.
   INVESCO VIF - High Yield Fund..............     N/A        (7.27)%(1)
   INVESCO VIF - Equity Income Fund...........     N/A         4.40%(1)
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Equity Portfolio ........     N/A         8.35%(1)
   Lazard Retirement Small Cap Portfolio .....     N/A       (20.77)%(1)
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio ...............     N/A          .68%(1)
MITCHELL HUTCHINS SERIES TRUST
   Growth & Income Portfolio .................     N/A        (1.51)%(1)
---------------------------------
(1) Since inception (May 1, 1998).
(2) Since inception (July 25, 1994).
(3) Since inception (June 1, 1995).
(4) Since inception (May 1, 1996).
(5) Since inception (May 1,1997).


FEDERAL TAX STATUS

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. THE COMPANY CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

GENERAL

Section 72 of the Internal Revenue Code of 1986, as amended ("Code") governs taxation of annuities in general. An Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For non-qualified contracts, this cost basis is generally the purchase payments, while for Qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of Qualified Plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Variable Account is not a separate entity from the Company, and its operations form a part of the Company.

DIVERSIFICATION

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

Regulations issued by the Treasury Department (the "Regulations") amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:
(1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

The  Company  intends  that  all  variable  Investment  Options  underlying  the
Contracts   will  be  managed  in  such  a  manner  as  to  comply   with  these
diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Variable Account will cause the Owner to be treated as the owner of the assets of the Variable Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the owner of the assets of the Variable Account resulting in the imposition of federal income tax to the Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owners being retroactively determined to be the owners of the assets of the Variable Account.

Due to the uncertainty in this area, we reserve the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by Qualified Plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

An assignment or pledge of a Contract may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

If the Contract is issued pursuant to a retirement plan which receives favorable treatment under the provision of Sections 401, 403(b), 408 or 457 of the Code, it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

INCOME TAX WITHHOLDING

All distributions or the portion thereof which is includible in the gross income of the Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in many cases, may elect not to have taxes withheld or to have withholding done at a different rate.

Certain  distributions  from  retirement  plans  qualified  under Section 401 or
Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the Contract Value exceeds the aggregate Purchase Payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after you reach age 59 1/2; (b) after your death; (c) if you become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your beneficiary;
(e)under an immediate annuity; or (f) which are allocable to Purchase Payments made prior to August 14, 1982. With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

The Contract provides that upon the death of the Annuitant prior to the Maturity Date, the death proceeds will be paid to the beneficiary. Such payments made upon the death of the Annuitant who is not the Owner of the Contract do not qualify for the death of Owner exception described above, and will be subject to the ten (10%) percent distribution penalty unless the beneficiary is 59 1/2 years old or one of the other exceptions to the penalty applies.

The above information does not apply to Qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED PLANS

The Contracts are designed to be suitable for use under various types of Qualified Plans. Taxation of participants in each Qualified Plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a Qualified Plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Company's administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of Qualified Plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a Qualified Plan.

Contracts issued pursuant to Qualified Plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to Qualified Plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

On July 6, 1983, the Supreme Court decided in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by the Company in connection with Qualified Plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a. TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b. INDIVIDUAL RETIREMENT ANNUITIES

The Contracts offered by the prospectus are designed to be suitable for use as an Individual Retirement Annuity (IRA). Generally, individuals who purchase IRAs are not taxed on increases to the value of the contributions until distribution occurs. Following is a general description of IRAs with which the Contract may be used. The description is not exhaustive and is for general informational purposes only.

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   SIMPLE IRAs

Section 408(p) of the Code permits certain employers (generally those with less than 100 employees) to establish a retirement program for employees using Savings Incentive Match Plan Retirement Annuities ("SIMPLE IRA"). SIMPLE IRA programs can only be established with the approval of and adoption by the employer of the Contract Owner of the SIMPLE IRA. Contributions to SIMPLE IRAs will be made pursuant to a salary reduction agreement in which an Owner would authorize his/her employer to deduct a certain amount from his/her pay and contribute it directly to the SIMPLE IRA. The Owner's employer will also make contributions to the SIMPLE IRA in amounts based upon certain elections of the employer. The only contributions that can be made to a SIMPLE IRA are salary reduction contributions and employer contributions as described above, and rollover contributions from other SIMPLE IRAs. Purchasers of Contracts to be qualified as SIMPLE IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

   ROTH IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held a Roth IRA for at least five taxable years and, in addition, that the distribution is made: (i) after the individual reaches age 59 1/2, (ii) on the individual's death or disability, or (iii) as a qualified first-time home purchase (subject to a $10,000 lifetime maximum) for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions and conversions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, ("conversion deposits") unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998. In addition, distribution of amounts attributable to conversion deposits held for less than 5 taxable years will also be subject to the penalty tax.

Purchasers of Contracts intended to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

c. PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 401(k) of the Code permit employers, including self-employed individuals, to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the Contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Special considerations apply to plans covering self-employed individuals, including limitations on contributions and benefits for key employees or 5 percent owners. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Purchasers of Contracts for use with Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d. GOVERNMENT AND TAX-EXEMPT ORGANIZATION'S DEFERRED COMPENSATION PLAN

Under Code provisions, employees and independent contractors performing services for state and local governments and other tax-exempt organizations may participate in Deferred Compensation Plans. While participants in such Plans may be permitted to specify the form of investment in which their Plan accounts will participate, all such investments are owned by the sponsoring employer and are subject to the claims of its creditors until December 31, 1998, or such earlier date as may be established by Plan amendment. However, amounts deferred under a Plan created on or after August 20, 1996 and amounts deferred under any 457 Plan after December 31, 1998 must be held in trust, custodial account or annuity contract for the exclusive benefit of Plan participants and their beneficiaries. The amounts deferred under a Plan which meets the requirements of Section 457 of the Code are not taxable as income to the participant until paid or otherwise made available to the participant or beneficiary. As a general rule, the maximum amount which can be deferred in any one year is the lesser of $7,500 ($8,000 beginning in 1998, as indexed for inflation) or 33 1/3 percent of the participant's includable compensation. However, in limited circumstances, up to $15,000 may be deferred in each of the last three years before normal retirement age. Furthermore, the Code provides additional requirements and restrictions regarding eligibility and distributions.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a Qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403(b) (Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). This penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years after the Owner first participated in the SIMPLE IRA. To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible Qualified Plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) made on or after the date on which the Owner or Annuitant (as applicable) reaches age 59 1/2; (b) following the death or disability of the Owner or Annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Owner or Annuitant (as applicable) or the joint lives (or joint life expectancies) of such Owner or Annuitant (as applicable) and his or her designated Beneficiary; (d) to an Owner or Annuitant (as applicable) who has separated from service after he has attained age 55; (e) made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) made to an alternate payee pursuant to a qualified domestic relations order;(g) from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Owner or Annuitant (as applicable) and his or her spouse and dependents if the Owner or Annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Owner or Annuitant (as applicable) has been re-employed for at least 60 days); (h) from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Owner or Annuitant (as applicable) for the taxable year; and (i) distributions up to $10,000 from an Individual Retirement Annuity made to the Owner or Annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual  Retirement  Annuity  without the  requirement  that there be a separation from service. With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only when the Owner: (1) attains age 59 1/2; (2) separates from service; (3) dies; (4) becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (6) made pursuant to a qualified domestic relations order, if otherwise permissible. However, withdrawals for hardship are restricted to the portion of the Owner's Contract Value which represents contributions made by the Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers and transfers between certain Qualified Plans. Owners should consult their own tax counsel or other tax adviser regarding any distributions.

MANDATORY DISTRIBUTIONS - QUALIFIED PLANS

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

ANNUITY PROVISIONS

DETERMINATION OF AMOUNT OF THE FIRST MONTHLY VARIABLE ANNUITY PAYMENT. On or after the Maturity Date when annuity payments commence, we determine the value of the Individual Account as the total of the product(s) of:

(a) the value of an Accumulation Unit for each Investment Option at the end of the Valuation Period immediately before the Valuation Period in which the first annuity payment is due and

(b) the number of Accumulation Units credited to the Individual Account with respect to each Investment Option as of the date the annuity is to commence. We will deduct any applicable premium taxes from the Individual Account value.

We then calculate the amount of the first monthly variable annuity payment by multiplying the Individual Account Value less any outstanding loans and applicable charges, which is to be applied to provide variable payments, by the amount of first monthly payment in accordance with annuity tables contained in the Contract. The amount of the first monthly payment varies according to the form of annuity you select, the age of the annuitant (for certain options) and the assumed net investment rate you select. The standard assumed investment rate
(AIR) is 3%. However, you may select a 5% AIR or such other rate as the Company may offer prior to the Maturity Date.

The AIR built into the annuity tables affect both the amount of the first monthly variable annuity payment and the amount by which subsequent payments may increase or decrease. If you select a 5% rate, rather than the standard 3% rate, it would produce a higher first payment, but subsequent payments would increase more slowly in periods when Annuity Unit values are rising and decrease more rapidly in periods when Annuity Unit values are declining. With either assumed rate, if the actual net investment rate during any two or more successive months was equal to the assumed rate, the annuity payments would be level during that period.

If a greater first monthly payment would result, Conseco will compute the first monthly payment on the same mortality basis as used in determining the first payment under immediate annuity contracts being issued for a similar class of annuitants at the date the first monthly payment is due under the Contract.

VALUE OF AN ANNUITY UNIT. On the Maturity Date, a number of Annuity Units is established for the Contract Owner for each Investment Option on which variable annuity payments are to be based. For each Sub-account of the Variable Account, the number of Annuity Units established is calculated by dividing (i) the amount of the first monthly variable annuity payment on that basis by (ii) the Annuity Unit value for that basis for the current Valuation Period. That number of Annuity Units remains constant and is the basis for calculating the amount of the second and subsequent annuity payments.

The Annuity Unit value is determined for each Valuation Period, for each Investment Option, and is equal to the Annuity Unit value for the preceding Valuation Period multiplied by the product of (i) the net investment factor for the appropriate sub-account for the immediately preceding Valuation Period and
(ii) a factor to neutralize the assumed net investment rate built into the annuity tables, for it is replaced by the actual net investment rate in step
(i). The daily factor for a 3 percent assumed net investment rate is .99991902; for a 5 percent rate, the daily factor is .99986634.

AMOUNTS OF SUBSEQUENT MONTHLY VARIABLE ANNUITY PAYMENTS. The amounts of subsequent monthly variable annuity payments are determined by multiplying (i) the number of Annuity Units established for the annuitant for the applicable sub-account by (ii) the Annuity Unit value for the sub-account. If Annuity units are established for more than one sub-account, the calculation is made separately and the results combined to determine the total monthly variable annuity payment.

    1. EXAMPLE OF CALCULATION OF MONTHLY VARIABLE ANNUITY PAYMENTS. The determination of the amount of the variable annuity payments can be illustrated by the following hypothetical example. The example assumes that the monthly payments are based on the investment experience of only one Investment Option. If payments were based on the investment experience of more than one Investment Option, the same procedure would be followed to determine the portion of the monthly payment attributed to each Investment Option.

    2. FIRST MONTHLY PAYMENT. Assume that at the Maturity Date there are 40,000 Accumulation Units credited under a particular Individual Account and that the value of an Accumulation Unit for the second Valuation Period prior to the Maturity Date was $1.40000000; this produces a total value for the Individual sub-account of $56,000. Assume also that no premium tax is payable and that the annuity tables in the Contract provide, for the option elected, a first monthly variable annuity payment of $5.22 per $1,000 of value applied; the first monthly payment to the annuitant would thus be 56 multiplied by $5.22, or $292.32.

Assume that the Annuity Unit value for the Valuation Period in which the first monthly payment was due was $1.30000000. This is divided into the amount of the first monthly payment to establish the number of Annuity Units for the participant: $292.32 $1.30000000 produces 224.862 Annuity Units. The value of this number of Annuity Units will be paid in each subsequent month.

    3. SECOND MONTHLY PAYMENT. The current Annuity Unit value is first calculated. Assume a net investment factor of 1.01000000 for the second Valuation Period preceding the due date of the second monthly payment. This is multiplied by .99753980 to neutralize the assumed net investment rate of 3 percent per annum built into the number of Annuity Units determined above (if an assumed net investment rate of 5 percent had been elected, the neutralization factor would be .99594241), producing a result of 1.00751520. This is then multiplied by the Annuity Unit value for the Valuation Period preceding the due date of the second monthly payment (assume this value to be $1.30000000) to produce the current Annuity Unit value, $1.30976976.

The second monthly payment is then calculated by multiplying the constant number of Annuity Units by the current Annuity Unit value: 224.862 times $1.30976976 produces a payment of $294.52.

FINANCIAL STATEMENTS

Audited financial statements of Conseco Variable Annuity Account E and Conseco Variable Insurance Company as of December 31, 1998 are included herein.



Table of Contents

December 31, 1998

================================================================================

Great American Reserve Variable Annuity Account E                           Page

Statement of Assets and Liabilities as of December 31, 1998 ................   2
Statements of Operations for the Years Ended December 31,
  1998 and 1997 ............................................................   4
Statements of Changes in Net Assets for the Years Ended
  December 31, 1998 and 1997 ...............................................   4
Notes to Financial Statements ..............................................   5
Report of Independent Accountants ..........................................   7

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT E

Statement of Assets and Liabilities

December 31, 1998



====================================================================================================================================
                                                                                             SHARES          COST           VALUE
------------------------------------------------------------------------------------------------------------------------------------
Assets:
   Investments in portfolio shares, at net asset value (Note 2):
     The Alger American Fund:
       Growth Portfolio................................................................      94,197.9   $  4,307,257   $  5,013,213
       Leveraged AllCap Portfolio......................................................     144,045.4      3,706,701      5,027,186
       MidCap Growth Portfolio.........................................................      85,673.7      2,160,402      2,473,401
       Small Capitalization Portfolio..................................................     134,702.2      5,731,138      5,922,856
     American Century Variable Portfolios, Inc.:
       International Fund..............................................................     185,819.9      1,372,236      1,415,948

       Value Fund......................................................................     507,034.7      3,461,317      3,412,344
       Income and Growth Fund..........................................................      34,226.9        205,328        232,059
     Berger Institutional Products Trust:
       100 Fund........................................................................     150,018.5      1,835,260      1,933,738
       Growth and Income Fund..........................................................     393,863.3      5,792,302      6,549,946
       Small Company Growth Fund.......................................................      86,150.9      1,092,217      1,057,933
       BIAM International Fund.........................................................     205,876.7      2,065,215      2,307,878
     Conseco Series Trust:
       Asset Allocation Portfolio......................................................   1,670,205.7     23,112,722     22,828,352
       Common Stock Portfolio..........................................................   1,429,174.4     30,509,525     30,849,762
       Corporate Bond Portfolio........................................................     590,377.5      5,990,334      5,930,358
       Government Securities Portfolio.................................................     167,645.2      2,030,678      2,036,226
       Money Market Portfolio..........................................................   7,044,817.8      7,044,818      7,044,818
     Dreyfus Stock Index Fund..........................................................     985,198.5     26,149,533     32,038,656
     The Dreyfus Socially Responsible Growth Fund, Inc.................................     209,628.6      5,749,997      6,515,256
     Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio.....................................................      12,824.9        256,054        294,331
       International Value Portfolio...................................................       3,337.7         48,421         44,892
     Federated Insurance Series:
       High Income Bond Fund II........................................................     621,059.8      6,746,156      6,781,973
       International Equity Fund II....................................................     116,501.8      1,860,309      1,792,962
       Utility Fund II.................................................................     222,058.9      3,101,469      3,390,839
     Invesco Variable Investment Funds, Inc.:
       High Yield Portfolio............................................................      12,555.4        154,071        142,128
       Industrial Income Portfolio.....................................................       7,837.5        141,445        145,855
     Janus Aspen Series:
       Aggressive Growth Portfolio.....................................................     180,096.3      3,633,774      4,968,857
       Growth Portfolio................................................................     496,319.9      9,670,117     11,683,369
       Worldwide Growth Portfolio......................................................     950,521.0     23,257,295     27,650,656
     Lazard Retirement Series, Inc.:
       Equity Portfolio................................................................     107,745.9      1,105,896      1,190,592
       Small Cap Portfolio.............................................................      15,664.9        144,345        149,130
     Lord Abbett Series Fund, Inc.
       Growth and Income Portfolio.....................................................      15,243.8        307,640        314,769
     Mitchell Hutchins Series Trust:
       Growth and Income Portfolio.....................................................      13,261.5        183,877        196,402
     Neuberger & Berman Advisers Management Trust:
       Limited Maturity Bond Portfolio.................................................      83,729.8      1,140,552      1,157,146
       Partners Portfolio..............................................................     429,199.7      8,430,818      8,124,750
     Strong Variable Insurance Funds, Inc.:
       Growth Fund II..................................................................      56,314.8        773,582        902,163
     Strong Opportunity Fund II, Inc...................................................      80,253.0      1,730,447      1,743,095
     Van Eck Worldwide Insurance Trust:
       Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund) (Note 1)..     133,894.7      1,795,112      1,231,831
       Worldwide Bond Fund.............................................................     266,219.5      2,901,273      3,269,176
       Worldwide Emerging Markets Fund.................................................     156,317.1      1,512,723      1,112,978
       Worldwide Real Estate Fund......................................................       3,700.7         35,650         35,305
------------------------------------------------------------------------------------------------------------------------------------
         Total assets...............................................................................................    218,913,129

Liabilities:
   Amounts due to Conseco Variable Insurance Company................................................................        258,497
------------------------------------------------------------------------------------------------------------------------------------
         Net assets (Note 6)........................................................................................   $218,654,632
====================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT E

December 31, 1998


====================================================================================================================================
                                                                                            UNITS        UNIT VALUE   REPORTED VALUE
------------------------------------------------------------------------------------------------------------------------------------
Net assets attributable to:
  Contract owners' deferred annuity reserves:
     The Alger American Fund:
       Growth Portfolio................................................................   2,650,327.7   $   1.889410   $  5,007,557
       Leveraged AllCap Portfolio......................................................   1,757,689.1       2.856798      5,021,363
       MidCap Growth Portfolio.........................................................   1,718,378.4       1.437775      2,470,641
       Small Capitalization Portfolio..................................................   3,775,576.6       1.566862      5,915,809
     American Century Variable Portfolios, Inc.:
       International Fund..............................................................   1,104,956.1       1.279955      1,414,294
       Value Fund......................................................................   2,689,736.3       1.267116      3,408,208
       Income and Growth Fund..........................................................     214,243.0       1.081920        231,794
     Berger Institutional Products Trust:
       100 Fund........................................................................   1,458,644.8       1.324112      1,931,410
       Growth and Income Fund..........................................................   3,900,875.4       1.677071      6,542,045
       Small Company Growth Fund.......................................................     892,904.9       1.183412      1,056,675
       BIAM International Fund.........................................................   2,075,530.7       1.110669      2,305,228
     Conseco Series Trust:
       Asset Allocation Portfolio......................................................  10,615,722.9       2.147855     22,801,038
       Common Stock Portfolio..........................................................  11,148,307.8       2.763812     30,811,824
       Corporate Bond Portfolio........................................................   4,326,193.1       1.369208      5,923,457
       Government Securities Portfolio.................................................   1,543,010.8       1.318099      2,033,841
       Money Market Portfolio..........................................................   5,969,565.3       1.178748      7,036,615
     Dreyfus Stock Index Fund..........................................................  13,802,783.1       2.318443     32,000,971
     The Dreyfus Socially Responsible Growth Fund, Inc.................................   2,868,834.2       2.268331      6,507,465
     Dreyfus Variable Investment Fund:
       Disciplined Stock Portfolio.....................................................     273,971.4       1.071933        293,679
       International Value Portfolio...................................................      47,624.5       0.941707         44,848
     Federated Insurance Series:
       High Income Bond Fund II........................................................   4,956,911.2       1.366573      6,773,980
       International Equity Fund II....................................................   1,216,875.7       1.471681      1,790,852
       Utility Fund II.................................................................   1,955,544.4       1.731943      3,386,891
     Invesco Variable Investment Funds, Inc.:
       High Yield Portfolio............................................................     149,344.3       0.950601        141,967
       Industrial Income Portfolio.....................................................     141,539.9       1.029287        145,685
     Janus Aspen Series:
       Aggressive Growth Portfolio.....................................................   2,503,350.5       1.982620      4,963,194
       Growth Portfolio................................................................   5,285,447.5       2.207852     11,669,487
       Worldwide Growth Portfolio......................................................  11,703,337.6       2.359887     27,618,549
     Lazard Retirement Series, Inc.:
       Equity Portfolio................................................................   1,126,898.4       1.055270      1,189,182
       Small Cap Portfolio.............................................................     174,150.7       0.855373        148,964
     Lord Abbett Series Fund, Inc.:
       Growth and Income Portfolio.....................................................     312,997.0       1.004593        314,434
     Mitchell Hutchins Series Trust:
       Growth and Income Portfolio.....................................................     197,924.6       0.989814        195,909
     Neuberger & Berman Advisers Management Trust:
       Limited Maturity Bond Portfolio.................................................   1,076,377.0       1.073805      1,155,819
       Partners Portfolio..............................................................   6,369,007.3       1.274108      8,114,802
     Strong Variable Insurance Funds, Inc.:
       Growth Fund II..................................................................     559,106.3       1.611675        901,098
     Strong Opportunity Fund II, Inc...................................................   1,264,364.4       1.377011      1,741,043
     Van Eck Worldwide Insurance Trust:
       Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund) (Note 1)..   1,485,879.8       0.828049      1,230,382
       Worldwide Bond Fund.............................................................   2,826,107.0       1.155392      3,265,261
       Worldwide Emerging Markets Fund.................................................   1,728,987.9       0.642969      1,111,686
       Worldwide Hard Assets Fund (Note 1).............................................       1,015.7       1.397707          1,420
       Worldwide Real Estate Fund......................................................      41,417.3       0.851446         35,265
------------------------------------------------------------------------------------------------------------------------------------
         Net assets.................................................................................................   $218,654,632
====================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT E

Statements of Operations

For the Years Ended December 31, 1998 and 1997


====================================================================================================================================
                                                                                                             1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Dividends from investments in portfolio shares....................................................   $  8,749,779   $  7,456,439
------------------------------------------------------------------------------------------------------------------------------------

Expenses:
   Mortality and expense risk fees...................................................................      2,119,799        848,167
   Administrative fees...............................................................................        254,376        101,780
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses..................................................................................      2,374,175        949,947
------------------------------------------------------------------------------------------------------------------------------------
       Net investment income.........................................................................      6,375,604      6,506,492
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) and unrealized appreciation (depreciation) on investments:
   Net realized gains on sales of investments in portfolio shares....................................      2,964,511        284,803
   Net change in unrealized appreciation of investments in portfolio shares..........................     14,847,690      1,446,801
------------------------------------------------------------------------------------------------------------------------------------
     Net gain on investments in portfolio shares.....................................................     17,812,201      1,731,604
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations....................................................   $ 24,187,805   $  8,238,096
====================================================================================================================================




Statements of Changes in Net Assets

For the Years Ended December 31, 1998 and 1997



====================================================================================================================================
                                                                                                             1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
   Net investment income.............................................................................   $  6,375,604   $  6,506,492
   Net realized gains on sales of investments in portfolio shares....................................      2,964,511        284,803
   Net change in unrealized appreciation of investments in portfolio shares..........................     14,847,690      1,446,801
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from operations......................................................     24,187,805      8,238,096
------------------------------------------------------------------------------------------------------------------------------------
Changes from contract owners' transactions:
   Net contract purchase payments....................................................................     85,403,562     75,117,717
   Contract redemptions..............................................................................     (6,164,480)   (2,305,982)
   Net transfers from fixed account..................................................................         63,987        146,732
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from contract owners' transactions...................................     79,303,069     72,958,467
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets....................................................................    103,490,874     81,196,563
------------------------------------------------------------------------------------------------------------------------------------
Net assets, beginning of year........................................................................    115,163,758     33,967,195
------------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of year (Note 6)..............................................................   $218,654,632   $115,163,758
====================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

GREAT AMERICAN RESERVE VARIABLE ANNUITY ACCOUNT E

Notes to Financial Statements

December 31, 1998

================================================================================

(1)  General

     Conseco  Variable   Insurance  Company  (formerly  Great  American  Reserve
Insurance Company prior to its name change in October 1998) Variable Annuity Account E ("Account E") is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. It is anticipated that on May 1, 1999, a filing will be made with the Securities and Exchange Commission to change the name of Great American Reserve Variable Account E to Conseco Variable Account E. Account E was established on November 12, 1993, and commenced operations on July 25, 1994, as a segregated investment account for individual and group variable annuity contracts which are registered under the Securities Act of 1933. The operations of Account E are included in the operations of Conseco Variable Insurance Company (the "Company") pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.

     Prior to June 1, 1995, Account E invested solely in shares of the portfolios of the Conseco Series Trust. Currently, the following investment options are available (effective date in parenthesis):

THE ALGER AMERICAN FUND
     Growth Portfolio (June 1, 1996)
     Leveraged AllCap Portfolio (June 1, 1995)
     MidCap Growth Portfolio (June 1, 1996)
     Small Capitalization Portfolio (June 1, 1995)

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
     Income and Growth Fund (May 1, 1998)
     International Fund (May 1, 1997)
     Value Fund (May 1, 1997)

BERGER INSTITUTIONAL PRODUCTS TRUST
     100 Fund (June 1, 1996)
     Growth and Income Fund (June 1, 1996)
     Small Company Growth Fund (June 1, 1996)
     BIAM International Fund (May 1, 1997)

CONSECO SERIES TRUST
     Asset Allocation Portfolio
     Common Stock Portfolio
     Corporate Bond Portfolio
     Government Securities Portfolio
     Money Market Portfolio

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (JUNE 1, 1995)

DREYFUS STOCK INDEX FUND (JUNE 1, 1995)

DREYFUS VARIABLE INVESTMENT FUND (MAY 1, 1998)
     International Value Portfolio
     Disciplined Stock Portfolio

FEDERATED INSURANCE SERIES (JUNE 1, 1995)
     High Income Bond Fund II
     International Equity Fund II
     Utility Fund II

INVESCO VARIABLE INVESTMENT FUNDS, INC. (MAY 1, 1998)
     High Yield Portfolio
     Industrial Income Portfolio

JANUS ASPEN SERIES (JUNE 1, 1995)
     Aggressive Growth Portfolio
     Growth Portfolio
     Worldwide Growth Portfolio

LAZARD RETIREMENT SERIES, INC. (MAY 1, 1998)
     Equity Portfolio
     Small Cap Portfolio

LORD ABBETT SERIES FUND, INC. (MAY 1, 1998)
     Growth and Income Portfolio

MITCHELL HUTCHINS SERIES TRUST (MAY 1, 1998)
     Growth and Income Portfolio

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
     (MAY 1, 1997)
     Limited Maturity Bond Portfolio
     Partners Portfolio

STRONG VARIABLE INSURANCE FUNDS, INC.
     Growth Fund II (May 1, 1997)

STRONG OPPORTUNITY FUND II, Inc. (MAY 1, 1997)

VAN ECK WORLDWIDE INSURANCE TRUST

     Worldwide Hard Assets Fund (formerly Gold and Natural
       Resources Fund) (June 1, 1995)
     Worldwide Bond Fund (June 1, 1995)
     Worldwide Emerging Markets Fund (June 1, 1996)
     Worldwide Real Estate Fund (May 1, 1998)

     Van Eck Worldwide Insurance Trust terminated the Worldwide Hard Assets Fund on May 1, 1997, and the Gold and Natural Resources Fund was renamed the Worldwide Hard Assets Fund. The remaining units in the terminated fund relate to a contract owner who has not transferred out.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)  Summary of Significant Accounting Policies

INVESTMENT VALUATION, TRANSACTIONS AND INCOME

     Investments in portfolio shares are valued using the net asset value of the respective portfolios at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. Account E does not hold any investments which are restricted as to resale.

     Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of Account E as of the beginning of the valuation date.

FEDERAL INCOME TAXES

     No provision for federal income taxes has been made in the accompanying financial statements because the operations of Account E are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in Account E and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

ANNUITY RESERVES

     Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

(3)  Purchases and Sales of Investments in Portfolio Shares

     The aggregate cost of purchases of investments in portfolio shares were $137,408,045 and $90,025,395 for the years ended December 31, 1998 and 1997, respectively. The aggregate proceeds from sales of investments in portfolio shares were $51,611,210 and $10,491,816 for the years ended December 31, 1998 and 1997, respectively.

(4)  Deductions and Expenses

     Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by mortality or expense experience because the Company assumes the mortality and expense risks under the contracts.

     The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

     The expense risk assumed by the Company is the risk that the deductions for sales and administrative expenses may prove insufficient to cover the actual sales and administrative expenses. The Company deducts daily from Account E a fee, which is equal on an annual basis to 1.25 percent of the daily value of the total investments of Account E, for assuming the mortality and expense risks. These fees were $2,119,799 and $848,167 for the years ended December 31, 1998 and 1997, respectively.

     Pursuant to an agreement between Account E and the Company (which may be terminated by the Company at any time), the Company provides sales and administrative services to Account E, as well as a minimum death benefit prior to retirement for the contracts. The Company may deduct a percentage of amounts surrendered to cover sales expenses. The percentage varies up to 9.00 percent based upon the number of years the contract has been held. In addition, the Company deducts units from individual contracts annually and upon full surrender to cover an administrative fee of $30 unless the value of the contract is $25,000 or greater. This fee is recorded as a redemption in the accompanying Statement of Changes of Net Assets. Sales and administrative charges were $489,585 and $120,852 for the years ended December 31, 1998 and 1997, respectively. The Company also deducts daily from Account E a fee, which is equal on an annual basis to 0.15 percent of the daily value of the total investments of Account E, for administrative expenses. These expenses were $254,376 and $101,780 for the years ended December 31, 1998 and 1997, respectively.


(5)  Other Transactions With Affiliates

     Conseco Equity Sales, Inc., an affiliate of the Company, is the principal underwriter and performs all variable annuity sales functions on behalf of the Company through various retail broker/dealers including Conseco Financial Services, Inc., an affiliate of the Company.

(6)  Net Assets

   Net assets consisted of the following at December 31, 1998:

================================================================================

Proceeds from the sales of units since organization,
   less cost of units redeemed ................................     $182,802,095
Undistributed net investment income ...........................       14,775,680
Undistributed net realized gains on sales of investments ......        3,411,734
Net unrealized appreciation of investments ....................       17,665,123
--------------------------------------------------------------------------------
     Net assets ...............................................     $218,654,632
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS

================================================================================

To The Board of Directors  of Conseco Variable
Insurance  Company and Contract Owners of
Great American Reserve Variable Annuity
Account E

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Great American Reserve Variable Annuity Account E (the "Account") at December 31, 1998, and the results of its operations and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 1998 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 10, 1999




                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and Board of Directors
Conseco Variable Insurance Company

     In our opinion, the accompanying balance sheet and the related statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Conseco Variable Insurance Company (the "Company") at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




                                                   /s/PricewaterhouseCoopers LLP
                                                   PricewaterhouseCoopers LLP

Indianapolis, Indiana
March 30, 1999



                                       F-1





                       CONSECO VARIABLE INSURANCE COMPANY

                                  BALANCE SHEET
                           December 31, 1998 and 1997
                              (Dollars in millions)

                                     ASSETS


                                                                                            1998              1997
                                                                                            ----             ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       1998 - $1,520.5; 1997 - $1,705.2)...............................................  $1,524.1           $1,734.0
    Equity securities at fair value (cost: 1998 - $46.0 million; 1997 - $25.1 million).      45.7               25.4
    Mortgage loans.....................................................................     110.2              146.1
    Policy loans.......................................................................      79.6               80.6
    Other invested assets .............................................................     103.1               62.8
    Short-term investments.............................................................      48.4               49.5
    Assets held in separate accounts...................................................     696.4              402.1
                                                                                       ----------         ----------

          Total investments............................................................   2,607.5            2,500.5


Accrued investment income..............................................................      30.5               30.5
Cost of policies purchased.............................................................      98.0              106.4
Cost of policies produced..............................................................      82.5               55.9
Reinsurance receivables................................................................      22.2               21.9
Goodwill (net of accumulated amortization: 1998 - $14.7; 1997 - $13.2).................      46.7               48.2
Other assets...........................................................................      24.3                8.3
                                                                                       -----------      ------------

          Total assets.................................................................  $2,911.7           $2,771.7
                                                                                         ========           ========




                            (continued on next page)



                   The accompanying notes are an integral part
                          of the financial statements.

                                       F-2






                       CONSECO VARIABLE INSURANCE COMPANY

                            BALANCE SHEET (Continued)
                           December 31, 1998 and 1997
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                            1998             1997
                                                                                            ----             ----
Liabilities:
    Insurance liabilities:

       Interest sensitive products.....................................................  $1,365.2           $1,522.1
       Traditional products............................................................     246.2              248.3
       Claims payable and other policyholder funds.....................................      62.6               62.5
       Liabilities related to separate accounts........................................     696.4              402.1
    Income tax liabilities.............................................................      37.5               44.2
    Investment borrowings..............................................................      65.7               61.0
    Other liabilities..................................................................      33.0               14.6
                                                                                       -----------       -----------

            Total liabilities..........................................................   2,506.6            2,354.8
                                                                                        ---------          ---------

Shareholder's equity:
    Common stock and additional paid-in capital (par value $4.80 per share, 1,065,000
       shares authorized,  1,043,565 shares issued and outstanding)....................     380.8              380.8
    Accumulated other comprehensive income:
       Unrealized gains of fixed maturity securities (net of applicable deferred
          income taxes:  1998 - $.5; 1997 - $4.4)......................................       1.0                8.2
       Unrealized gains (losses) of other investments (net of applicable deferred
          income taxes:  1998 - $(.9); 1997 - $.3).....................................      (1.8)                .5
    Retained earnings..................................................................      25.1               27.4
                                                                                       -----------       -----------

            Total shareholder's equity.................................................     405.1              416.9
                                                                                       ----------         ----------

            Total liabilities and shareholder's equity.................................  $2,911.7           $2,771.7
                                                                                         ========           ========

    The accompanying notes are an integral part of the financial statements.



                                       F-3






                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)


                                                                         1998              1997            1996
                                                                         ----              ----            ----
Revenues:

    Insurance policy income..........................................   $  73.6          $  75.7           $  81.4
    Net investment income............................................     198.0            222.6             218.4
    Net investment gains.............................................      18.5             13.3               2.7
                                                                       --------         --------         ---------

          Total revenues.............................................     290.1            311.6             302.5
                                                                        -------          -------           -------

Benefits and expenses:
    Insurance policy benefits........................................     170.6            191.0             180.6
    Amortization.....................................................      33.6             27.1              20.3
    Other operating costs and expenses...............................      38.7             32.2              60.5
                                                                       --------         --------          --------

          Total benefits and expenses................................     242.9            250.3             261.4
                                                                        -------          -------           -------

          Income before income taxes.................................      47.2             61.3              41.1

Income tax expense...................................................      16.6             22.1              15.4
                                                                       --------         --------          --------

          Net income.................................................   $  30.6          $  39.2           $  25.7
                                                                        =======          =======           =======

    The accompanying notes are an integral part of the financial statements.


                                       F-4







                       CONSECO VARIABLE INSURANCE COMPANY

                        STATEMENT OF SHAREHOLDER'S EQUITY
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)

                                                                            Common stock       Accumulated other
                                                                           and additional        comprehensive     Retained
                                                              Total        paid-in capital       income (loss)     earnings
                                                              -----        ---------------       -------------     --------

Balance, December 31, 1995.................................   $442.6          $380.8              $  12.4          $ 49.4

   Comprehensive income, net of tax:
     Net income............................................     25.7             -                    -              25.7
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of ($9.7))   (17.0)            -                  (17.0)            -
                                                             -------

         Total comprehensive income........................      8.7

   Dividends on common stock...............................    (54.4)            -                    -             (54.4)
                                                             -------      ----------          -----------       ---------

Balance, December 31, 1996.................................    396.9           380.8                 (4.6)           20.7

   Comprehensive income, net of tax:
     Net income............................................     39.2             -                    -              39.2
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of $7.2).     13.3             -                   13.3             -
                                                            --------

         Total comprehensive income........................     52.5

   Dividends on common stock...............................    (32.5)            -                    -             (32.5)
                                                             -------      ----------          -----------          ------

Balance, December 31, 1997.................................    416.9           380.8                  8.7            27.4

   Comprehensive income, net of tax:
     Net income............................................     30.6             -                    -              30.6
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of $(5.1))    (9.5)            -                   (9.5)            -
                                                            --------

         Total comprehensive income........................     21.1

   Dividends on common stock...............................    (32.9)            -                    -             (32.9)
                                                             -------      ----------          -----------          ------

Balance, December 31, 1998.................................   $405.1          $380.8             $    (.8)         $ 25.1
                                                              ======          ======             ========          ======


    The accompanying notes are an integral part of the financial statements.


                                       F-5









                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)


                                                                         1998              1997             1996
                                                                         ----              ----             ----
Cash flows from operating activities:

   Net income........................................................$       30.6      $    39.2       $      25.7
     Adjustments to reconcile net income to net
       cash provided by operating activities:
         Amortization................................................        43.0           27.1              20.3
         Income taxes................................................        (1.2)           6.7              (3.9)
         Insurance liabilities.......................................       120.0           95.2             112.5
         Accrual and amortization of investment income.................       1.6             .3               3.1
         Deferral of cost of policies produced  .......................     (35.3)         (31.8)            (13.2)
         Investment gains..............................................     (18.5)         (13.3)             (2.7)
         Other.........................................................     (38.3)        (4.6)             (8.8)
                                                                         ---------     ----------      ------------

         Net cash provided by operating activities...................       101.9         118.8             133.0
                                                                       -----------      --------       -----------

Cash flows from investing activities:
   Sales of investments..............................................     1,185.0         755.2             988.9
   Maturities and redemptions........................................       145.5         150.4             101.7
   Purchases of investments..........................................    (1,420.7)       (923.5)         (1,049.6)
                                                                       ----------        --------         ---------

         Net cash provided (used) by investing activities............       (90.2)        (17.9)             41.0
                                                                       -----------       ---------      ------------

Cash flows from financing activities:
   Deposits to insurance liabilities.................................       400.4         255.9             169.8
   Investment borrowings.............................................         4.7          12.6             (35.8)
   Withdrawals from insurance liabilities............................      (385.0)       (302.2)           (267.7)
   Dividends paid on common stock....................................       (32.9)        (32.5)            (44.5)
                                                                       ------------       --------       -----------

         Net cash used by financing activities.......................       (12.8)        (66.2)           (178.2)
                                                                       ------------      ---------        ----------

         Net increase (decrease) in short-term
           investments...............................................        (1.1)         34.7              (4.2)

Short-term investments, beginning of year............................        49.5          14.8              19.0
                                                                     -------------     ---------      ------------

Short-term investments, end of year..................................$       48.4      $   49.5       $      14.8
                                                                     =============      ========       ===========

    The accompanying notes are an integral part of the financial statements.


                                       F-6




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------







1.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     Conseco Variable Insurance Company ("we" or the "Company") markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Prior to its name change in October 1998, the Company was named Great American Reserve Insurance Company. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company operating throughout the United States. Conseco's life insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance, individual and group major medical insurance and other insurance products. Conseco's finance subsidiaries originate, purchase, sell and service consumer and commercial finance loans.

     The following summary explains the accounting policies we use to arrive at the more significant numbers in our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and the Securities and Exchange Commission. We reclassified certain amounts in our 1997 and 1996 financial statements and notes to conform with the 1998 presentation.

     Investments

     Fixed maturities are securities that mature more than one year after issuance and include bonds, notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as actively managed and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as trading and included in other invested assets. We include any unrealized gain or loss on trading securities in net investment gains.

     Equity securities include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at their current unpaid principal balances.

     Other invested assets include trading securities and certain non-traditional investments. Non-traditional investments include investments in venture capital funds, limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

     Short-term investments include commercial paper, invested cash and other investments purchased with maturities of less than three months. We carry them at amortized cost, which approximates their estimated fair value. We consider all short-term investments to be cash equivalents.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.


                                       F-7




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     When we sell a security (other than a trading security), we report the difference between our sale proceeds and its amortized cost (determined based on specific identification) as an investment gain or loss.



     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.

     Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contract holders. We record the related liabilities at amounts equal to the market value of the underlying assets.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy; (I) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we sell investments backing our universal life or investment-type product business at a gain or loss, we adjust the amortization to reflect the change in future investment yields resulting from the sale (thereby changing the future amortization to offset the change in yield). We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in net unrealized appreciation (depreciation) within shareholder's equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable.

     Cost of Policies Purchased

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as cost of policies purchased. This balance is amortized, evaluated for recoverability, and adjusted for the impact of realized and unrealized gains (losses) in the same manner as the cost of policies produced described above.

     Goodwill

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. We amortize goodwill on the straight-line basis over a 40-year period. We continually monitor the value of our goodwill based on our estimates of future earnings. We determine whether goodwill is fully recoverable from projected undiscounted net cash flows over the remaining amortization period. If we were to determine that changes in such projected cash flows no longer support the recoverability of goodwill over the remaining amortization period, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period (no such changes have occurred).

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the

                                       F-8




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.5 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as the result of the failure of one of our reinsurers is considered remote. The cost of reinsurance ceded totaled $21.0 million, $24.2 million and $24.6 million in 1998, 1997 and 1996, respectively. Reinsurance recoveries netted against insurance policy benefits totaled $21.8 million, $14.9 million and $19.4 million in 1998, 1997 and 1996, respectively.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off (no such write-offs have occurred).

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. We account for these transactions as short-term collateralized borrowings. Such borrowings averaged approximately $66.0 million during 1998 (compared with an average of $90.4 million during 1997) and were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 4.4 percent in both 1998 and 1997. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 1998). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, liabilities for insurance and deposit products, liabilities related to litigation, guaranty fund assessment accruals, gain on sale of finance receivables and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements could be affected.


                                       F-9




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Fair Values of Financial Instruments


     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

     Short-term investments. We use quoted market prices. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we assume a market value equal to carrying value.

     Insurance liabilities for investment contracts. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                                                                              1998                           1997
                                                                   -----------------------   ------------------------------------
                                                                   Carrying           Fair       Carrying            Fair
                                                                    Amount            Value       Amount             Value
                                                                                        (Dollars in millions)
Financial assets:
   Actively managed fixed maturities............................   $1,524.1        $1,524.1      $1,734.0        $1,734.0
   Equity securities ...........................................       45.7            45.7          25.4            25.4
   Mortgage loans...............................................      110.2           119.0         146.1           154.6
   Policy loans.................................................       79.6            79.6          80.6            80.6
   Other invested assets........................................      103.1           103.1          62.8            62.8
   Short-term investments.......................................       48.4            48.4          49.5            49.5

Financial liabilities:
   Insurance liabilities for investment contracts (1)...........    1,036.0         1,036.0       1,177.5         1,177.5
   Investment borrowings........................................       65.7            65.7          61.0            61.0

(1) The estimated fair value of the liabilities for investment contracts was approximately equal to its carrying value at December 31, 1998 and 1997. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar investment contracts and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for investment contracts. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

     Recently Issued Accounting Standards

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") was issued in June 1998. SFAS 133 requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. SFAS 133 is effective for year 2000. We are currently evaluating the impact of SFAS 133; at present, we do not believe it will have a material effect on our financial position or results of operations.


                                      F-10




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


2.   INVESTMENTS:

       At December 31, 1998, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                        (Dollars in millions)
Investment grade:
   Corporate securities................................................ $   860.4       $20.7        $15.0     $   866.1
   United States Treasury securities and obligations of
     United States government corporations and agencies................      26.9          .8           .2          27.5
   States and political subdivisions...................................      17.3          .3          -            17.6
   Debt securities issued by foreign governments.......................      11.7         -             .8          10.9
   Mortgage-backed securities .........................................     487.4         8.0          1.2         494.2
Below-investment grade (primarily corporate securities)................     116.8         1.2         10.2         107.8
                                                                       ----------     -------       ------    ----------

     Total actively managed fixed maturities...........................  $1,520.5       $31.0        $27.4      $1,524.1
                                                                         ========       =====        =====      ========

Equity securities......................................................$     46.0     $    .8       $  1.1    $     45.7
                                                                       ==========     =======       ======    ==========

     At December 31, 1997, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                         (Dollars in millions)
Investment grade:
   Corporate securities................................................ $   955.8       $28.3       $  5.3     $   978.8
   United States Treasury securities and obligations of
     United States government corporations and agencies................      28.0          .7          -            28.7
   States and political subdivisions...................................      20.4         1.1           .1          21.4
   Debt securities issued by foreign governments.......................      13.5          .1           .7          12.9
   Mortgage-backed securities .........................................     551.6         8.6           .4         559.8
Below-investment grade (primarily corporate securities)................     135.9         1.8          5.3         132.4
                                                                       ----------     -------      -------    ----------

     Total actively managed fixed maturities...........................  $1,705.2       $40.6        $11.8      $1,734.0
                                                                         ========       =====        =====      ========

Equity securities......................................................$     25.1     $    .5      $    .2    $     25.4
                                                                       ==========     =======      =======    ==========

     Net  unrealized   gains   (losses)  on  actively   managed  fixed  maturity
investments included in shareholders' equity as of December 31, 1998 and 1997, were as follows:

                                                                                                        1998       1997
                                                                                                        ----       ----
                                                                                                     (Dollars in millions)

Net unrealized gains on actively managed fixed maturity investments..................................  $  3.6      $  28.8
Adjustments to cost of policies purchased and cost of policies produced..............................    (2.1)       (16.2)
Deferred income tax benefit..........................................................................     (.5)        (4.4)
                                                                                                      -------     --------
       Net unrealized gain on actively managed fixed maturity investments...........................   $  1.0     $    8.2
                                                                                                        ======     ========


                                      F-11




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 1998, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
                                                                                                     (Dollars in millions)

Due in one year or less........................................................................ $     14.5    $     14.5
Due after one year through five years..........................................................      132.1         133.4
Due after five years through ten years.........................................................      249.3         245.6
Due after ten years............................................................................      637.2         636.4
                                                                                                ----------    ----------

     Subtotal..................................................................................    1,033.1       1,029.9
Mortgage-backed securities.....................................................................      487.4         494.2
                                                                                                ----------    ----------

        Total actively managed fixed maturities ...............................................   $1,520.5      $1,524.1
                                                                                                  ========      ========


       Net investment income consisted of the following:

                                                                                          1998         1997         1996
                                                                                          ----         ----         ----
                                                                                               (Dollars in millions)

Actively managed fixed maturity securities...........................................    $118.4        $133.6      $146.4
Equity securities....................................................................       3.2           1.7         1.6
Mortgage loans.......................................................................      12.1          16.4        19.0
Policy loans.........................................................................       5.1           5.4         5.0
Other invested assets................................................................      13.3           7.7         9.8
Short-term investments...............................................................       2.9           3.4         2.3
Separate accounts....................................................................      44.1          55.7        35.6
                                                                                       --------      --------    --------

    Gross investment income..........................................................     199.1         223.9       219.7
Investment expenses..................................................................       1.1           1.3         1.3
                                                                                      ---------     ---------   ---------

       Net investment income.........................................................    $198.0        $222.6      $218.4
                                                                                         ======        ======      ======

     The Company had no significant fixed maturity investments and mortgage loans that were not accruing investment income in 1998, 1997 and 1996.











                                      F-12




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     Investment gains (losses), net of investment expenses, were included in revenue as follows:


                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Fixed maturities:
    Gross gains........................................................................ $  34.0        $20.6        $16.6
    Gross losses.......................................................................   (12.4)        (5.1)        (9.2)
    Other than temporary decline in fair value.........................................        -         (.3)         (.2)
                                                                                       -----------  --------      -------

         Net investment gains from fixed maturities before expenses....................    21.6         15.2          7.2

Other..................................................................................      .1          2.2          (.6)
                                                                                       ----------    -------      -------

         Net investment gains before expenses..........................................    21.7         17.4          6.6
Investment expenses....................................................................     3.2          4.1          3.9
                                                                                       ---------     -------      -------

         Net investment gains.......................................................... $  18.5        $13.3       $  2.7
                                                                                        =======        =====       ======

     At December 31, 1998, the mortgage loan balance was primarily comprised of commercial loans. Approximately 15 percent, 12 percent, 12 percent, 11 percent and 8 percent of the mortgage loan balance were on properties located in California, Michigan, Florida, Texas and Georgia, respectively. No other state comprised greater than 8 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 1998. At December 31, 1998, our allowance for loss on mortgage loans was $.8 million.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $16.1 million at December 31, 1998.

     The Company had no investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 1998, other than investments issued or guaranteed by the United States government or a United States government agency.
3.   INSURANCE LIABILITIES:


     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      1998              1997
                                                         ----------   ----------   ----------      ----              ----
                                                                                                    (Dollars in millions)
   Future policy benefits:
     Interest-sensitive products:

       Investment contracts............................      N/A          N/A         (C)        $1,036.0       $1,177.5
       Universal life-type contracts...................      N/A          N/A         4.8%          329.2          344.6
                                                                                               ----------     ----------

         Total interest-sensitive products.............                                           1,365.2        1,522.1
                                                                                                ---------      ---------
     Traditional products:
       Traditional life insurance contracts............    Company        (a)         7.6%          139.9          142.8
                                                         experience
       Limited-payment contracts.......................     None          (b)         7.6%          106.3          105.5
                                                                                               ----------     ----------

         Total traditional products....................                                             246.2          248.3
                                                                                               ----------     ----------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           62.6           62.5
   Liabilities related to separate accounts............      N/A          N/A          N/A          696.4          402.1
                                                                                               ----------     ----------

       Total...........................................                                          $2,370.4       $2,235.0
                                                                                                 ========       ========

                                      F-13




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

-------------

(a)  Principally  modifications  of the 1975 - 80  Basic,  Select  and  Ultimate
     Tables.
(b) Principally the 1984 United States Population Table and the NAIC 1983 Individual Annuitant Mortality Table.

(c) At December 31, 1998 and 1997, approximately 95 percent and 97 percent, respectively, of this liability represented account balances where future benefits are not guaranteed. The weighted average interest rate on the remainder of the liabilities representing the present value of guaranteed future benefits was approximately 6 percent at December 31, 1998.


4.   INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                                                                      1998           1997
                                                                                                      ----           ----
                                                                                                        (Dollars in millions)
Deferred income tax liabilities (assets):
    Investments (primarily actively managed fixed maturities)..................................   $    5.4         $  9.8
    Cost of policies purchased and cost of policies produced...................................       56.7           52.2
    Insurance liabilities......................................................................      (28.2)         (19.5)
    Unrealized appreciation (depreciation).....................................................        (.4)           4.7
    Other......................................................................................       (2.2)          (4.0)
                                                                                                  --------         ------

         Deferred income tax liabilities.......................................................       31.3           43.2
Current income tax liabilities (assets)........................................................        6.2            1.0
                                                                                                 ---------        -------

         Income tax liabilities................................................................    $  37.5         $ 44.2
                                                                                                   =======         ======


       Income tax expense was as follows:

                                                                                               1998       1997       1996
                                                                                               ----       ----       ----
                                                                                                  (Dollars in millions)

Current tax provision.....................................................................     $20.8      $16.3      $10.5
Deferred tax provision (benefit)..........................................................      (4.2)       5.8        4.9
                                                                                              ------    -------    -------
         Income tax expense...............................................................     $16.6      $22.1      $15.4
                                                                                               =====      =====      =====

     A reconciliation of the income tax provisions based on the U.S. statutory corporate tax rate to the provisions reflected in the statement of operations is as follows:

                                                                                                1998       1997       1996
                                                                                                ----       ----       ----
                                                                                                   (Dollars in millions)

Tax on income before income taxes at statutory rate.......................................      35.0%      35.0%      35.0%
State taxes...............................................................................       1.0         .7        1.5
Other.....................................................................................       (.8)        .3        1.0
                                                                                                 -----     ------    -------

         Income tax expense...............................................................      35.2%      36.0%      37.5%
                                                                                                ====       ====       ====

5.   OTHER DISCLOSURES:

     Litigation

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of certain of such matters cannot be predicted, none of such lawsuits currently pending against the Company is expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

                                      F-14




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Guaranty Fund Assessments

     The balance sheet at December 31, 1998, includes: (i) accruals of $2.4 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 1998; and (ii) receivables of $1.9 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $1.1 million in 1998, $1.2 million in 1997 and $1.4 million in 1996.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $37.8 million in 1998, $36.7 million in 1997 and $44.1 million in 1996.

     During 1998 and 1997, the Company purchased $13.0 million and $11.2 million par value, respectively, of senior subordinated notes issued by subsidiaries of Conseco. Such notes had a carrying value of $45.5 million and $29.8 million at December 31, 1998 and 1997, respectively, and are classified as "other invested assets" in the accompanying balance sheet. In addition, during 1997, a subsidiary of Conseco redeemed $16.5 million par value of such notes which were purchased in 1996.

6.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Traditional products:

    Direct premiums collected.........................................................    $445.8        $309.6      $241.3
    Reinsurance assumed...............................................................      15.6          14.9         1.7
    Reinsurance ceded.................................................................     (21.0)        (24.2)      (24.6)
                                                                                         -------       -------     -------

          Premiums collected, net of reinsurance......................................     440.4         300.3       218.4
    Less premiums on universal life and products
       without mortality and morbidity risk which are
       recorded as additions to insurance liabilities ................................     400.4         255.9       169.8
                                                                                         -------       -------     -------
          Premiums on traditional products with mortality or morbidity risk,
             recorded as insurance policy income......................................      40.0          44.4        48.6
Fees and surrender charges on interest sensitive products.............................      33.6          31.3        32.8
                                                                                        --------      --------    --------

          Insurance policy income.....................................................   $  73.6       $  75.7     $  81.4
                                                                                         =======       =======     =======

     The five states with the largest shares of 1998 collected premiums were Texas (17 percent), Florida (16 percent), California (13 percent), Michigan (7.1 percent) and Indiana (6.2 percent). No other state accounted for more than 5.0 percent of total collected premiums.




                                      F-15




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------




     Changes in the cost of policies purchased were as follows:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)

Balance, beginning of year............................................................    $106.4       $143.0     $120.0
    Amortization......................................................................     (21.1)      (15.4)      (15.3)
    Amounts related to fair value adjustment of actively managed fixed maturities.....      11.8       (21.2)       36.6
    Other ............................................................................        .9          -          1.7
                                                                                      ----------  -----------   ---------

Balance, end of year..................................................................   $  98.0       $106.4      $143.0
                                                                                         =======       ======      ======

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 10 percent of the December 31, 1998, balance of cost of policies purchased in 1999, 9 percent in 2000, 9 percent in 2001, 8 percent in 2002 and 8 percent in 2003. The discount rates used to determine the amortization of the cost of policies purchased ranged from 3.6 percent to 8.0 percent and averaged 5.8 percent.

     Changes in the cost of policies produced were as follows:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)

Balance, beginning of year............................................................   $  55.9        $38.2       $24.0
    Additions.........................................................................      35.3         31.8        13.2
    Amortization......................................................................     (11.0)       (10.2)       (3.5)
    Amounts related to fair value adjustment of actively managed fixed maturities.....       2.3         (3.9)        4.5
                                                                                         ---------     -------     -------

Balance, end of year..................................................................   $  82.5        $55.9       $38.2
                                                                                         =======        =====       =====

7.   STATEMENT OF CASH FLOWS:

     Income taxes paid during 1998, 1997, and 1996, were $17.1 million, $14.8 million and $18.1 million, respectively.

     Short-term investments having original maturities of three months or less are considered to be cash equivalents. All cash is invested in short-term investments.

8.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted for insurance companies by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:

                                                                                     1998            1997
                                                                                     ----            ----
                                                                                      (Dollars in millions)

   Statutory capital and surplus.................................................. $134.0           $140.7
   Asset valuation reserve........................................................   30.9             29.2
   Interest maintenance reserve...................................................   73.1             68.8
                                                                                  --------        --------

       Total...................................................................... $238.0           $238.7
                                                                                   ======           ======




                                      F-16




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     The Company's statutory net income was $32.7 million, $32.7 million and $32.6 million in 1998, 1997 and 1996, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. Approximately $32.9 million of the Company's net assets at December 31, 1998, are available for distribution in 1999 without permission of state regulatory authorities.










                                      F-17